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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2014 (May 27, 2014)

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On May 27, 2014, the Board of Directors of Triangle Petroleum Corporation (the "Company") adopted the Triangle Petroleum Corporation 2014 Equity Incentive Plan (the "2014 Incentive Plan"). On May 30, 2014, the Company filed a definitive Proxy Statement (the "2014 Proxy Statement") with the Securities and Exchange Commission which, among other things, proposes the adoption of the 2014 Incentive Plan by the Company's stockholders at the upcoming 2014 Annual Meeting of Stockholders to be held on July 17, 2014.

        A description of the material terms of the 2014 Incentive Plan is included in the 2014 Proxy Statement under the heading "PROPOSAL 3—APPROVAL OF THE TRIANGLE PETROLEUM CORPORATION 2014 EQUITY INCENTIVE PLAN," beginning on page 42 of the 2014 Proxy Statement, which description is incorporated herein by reference.

        The foregoing description of the 2014 Incentive Plan is a summary only and is qualified in its entirety by reference to the 2014 Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit 10.1	Triangle Petroleum Corporation 2014 Equity Incentive Plan

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2014	TRIANGLE PETROLEUM CORPORATION
	By:	/s/ JUSTIN BLIFFEN Justin Bliffen Chief Financial Officer

 Index to Exhibits

Exhibit Number	Description
Exhibit 10.1*	Triangle Petroleum Corporation 2014 Equity Incentive Plan

*
Filed herewith.

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  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits